UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-00126

ALLIANCEBERNSTEIN GROWTH AND INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2007

Date of reporting period: October 31, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Growth & Income Fund

                                     [LOGO]
                               ALLIANCEBERNSTEIN
                                  Investments

October 31, 2007

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 19, 2007

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Growth & Income Fund (the “Fund”) for the annual reporting period ended October 31, 2007.

Investment Objective and Policies

This open-end Fund’s investment objective is long-term growth of capital. The Fund invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued. The Adviser believes that, over time, a company’s stock price will come to reflect its intrinsic economic value. The Adviser uses a disciplined investment process to evaluate the investment opportunity of the companies in the Adviser’s extensive research universe. The Fund may invest in companies of any size and in any industry. The Fund also invests in high-quality securities of non-U.S. issuers. The Fund may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended October 31, 2007. Also included in the table are returns for the Fund’s peer group, as represented by the Lipper Large-Cap Value Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

The Fund’s Class A shares without sales charges outperformed both the benchmark and the Lipper Average for the six- and 12-month periods ended October 31, 2007. Broad-based strong stock selection drove the Fund’s positive performance relative to the benchmark. The solid fundamental performance of the Fund’s holdings, as measured by strong positive earnings revisions, helped as the market rewarded stocks with positive revisions and more predictable business models.

While the Fund’s security selection was strong for both periods, the Fund’s underweight position in financials, as well as the Fund’s emphasis on health care, consumer staples and technology also contributed positively to performance.

Market Review and Investment Strategy

After an extended period of unusual calm, volatility returned to the global capital markets. The catalyst was heightened concern about rising defaults on U.S. subprime mortgages. Initially, this concern depressed valuations of mortgage lenders directly exposed to these mortgages and to a range of complex financial instruments backed by mortgages and other loans. But anxiety about losses on loan-backed financial instruments soon spread throughout the credit markets and radiated outward. Ultimately, very few segments of the capital markets worldwide were unaffected.

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	1

Against this uncertain backdrop, the Fund’s Relative Value Investment Team (the “Team”) continued its year-long migration to greater emphasis on consumer staples and health care stocks, which the Team believed would be likely to do well, even if the U.S. economy were to slow down. The Team continued to overweight technology and underweight interest-rate sensitive financials, utilities, consumer discretionary and energy stocks.

2	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 1000 Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The Russell 1000 Index comprises 1000 of the largest capitalized companies that are traded in the United States. For the six- and 12-month periods ended October 31, 2007, the Lipper Large-Cap Value Funds Average consisted of 526 and 498 funds, respectively. These funds have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Value investing does not guarantee profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their businesses around or successfully employ corrective strategies which would result in stock prices that do not rise as initially expected. The Fund’s assets can be invested in foreign securities which may magnify asset value fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2007	Returns
	6 Months	12 Months
AllianceBernstein Growth & Income Fund†
Class A	3.21%	13.10%

Class B	2.84%	12.18%

Class C	2.61%	12.16%

Advisor Class*	3.41%	13.54%

Class R*	3.02%	12.98%

Class K*	3.43%	13.56%

Class I*	3.43%	13.58%

Russell 1000 Value Index	0.95%	10.83%

Lipper Large-Cap Value Funds Average	2.78%	12.26%

*  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealer and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

†  Reflects the positive impact of proceeds related to class action settlements that were originated from individual fund holdings. For further information, please visit: http://www.alliancebernstein.com/CmsObjectABD/PDF/HistoricalPricing/settlements.pdf

GROWTH OF A $10,000 INVESTMENT IN THE FUND 10/31/97 TO 10/31/07

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Growth & Income Fund Class A shares (10/31/97 to 10/31/07) as compared to the performance of the Fund’s benchmark, the Russell 1000 Value Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark Disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2007
	NAV Returns	SEC Returns

Class A Shares
1 Year	13.10%	8.32%
5 Years	14.29%	13.26%
10 Years	8.46%	8.01%

Class B Shares
1 Year	12.18%	8.18%
5 Years	13.40%	13.40%
10 Years(a)	7.80%	7.80%

Class C Shares
1 Year	12.16%	11.16%
5 Years	13.35%	13.35%
10 Years	7.66%	7.66%

Advisor Class Shares†
1 Year	13.54%	13.54%
5 Years	14.58%	14.58%
10 Years	8.76%	8.76%

Class R Shares†
1 Year	12.98%	12.98%
Since Inception*	11.77%	11.77%

Class K Shares†
1 Year	13.56%	13.56%
Since Inception*	10.55%	10.55%

Class I Shares†
1 Year	13.58%	13.58%
Since Inception*	10.78%	10.78%

The Fund’s current prospectus fee table shows the Fund’s total operating expense ratios as 1.01%, 1.76%, 1.74%, 0.74%, 1.29%, 0.97% and 0.67% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K and Class I are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)
SEC Returns

Class A Shares
1 Year	11.06%
5 Years	15.05%
10 Years	7.55%

Class B Shares
1 Year	11.23%
5 Years	15.11%
10 Years(a)	7.32%

Class C Shares
1 Year	14.44%
5 Years	15.21%
10 Years	7.21%

Advisor Class Shares†
1 Year	16.54%
5 Years	16.37%
10 Years	8.34%

Class R Shares†
1 Year	15.73%
Since Inception*	11.98%

Class K Shares†
1 Year	16.57%
Since Inception*	10.83%

Class I Shares†
1 Year	16.86%
Since Inception*	11.07%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K and Class I are listed above.

See Historical Performance disclosures on page 3.

6	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2007		Ending Account Value October 31, 2007		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,032.12	$1,020.72	$4.56	$4.53
Class B	$1,000	$1,000	$1,028.39	$1,016.89	$8.44	$8.39
Class C	$1,000	$1,000	$1,026.09	$1,017.04	$8.27	$8.24
Advisor Class	$1,000	$1,000	$1,034.12	$1,022.13	$3.13	$3.11
Class R	$1,000	$1,000	$1,030.24	$1,018.95	$6.35	$6.31
Class K	$1,000	$1,000	$1,034.33	$1,020.92	$4.36	$4.33
Class I	$1,000	$1,000	$1,034.26	$1,022.23	$3.03	$3.01
*	Expenses are equal to the classes’ annualized expense ratios of 0.89%, 1.65%, 1.62%, 0.61%, 1.24%, 0.85% and 0.59%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	7

Fund Expenses

PORTFOLIO SUMMARY

October 31, 2007

PORTFOLIO STATISTICS

Net Assets ($mil): $4,159

TEN LARGEST HOLDINGS**

October 31, 2007

Company	U.S $ Value	Percent of Net Assets
Altria Group, Inc.	$159,789,630	3.9%
Emerson Electric Co.	153,804,475	3.7
Sun Microsystems, Inc.	153,620,127	3.7
American International Group, Inc.	147,782,856	3.6
JPMorgan Chase & Co.	138,485,500	3.3
WellPoint, Inc.	134,691,000	3.2
UnitedHealth Group, Inc.	124,727,955	3.0
Axis Capital Holdings Ltd.	113,815,360	2.7
Loews	107,487,852	2.6
ACE Ltd.	105,479,583	2.5
	$1,339,684,338	32.2%

*	All data are as of October 31, 2007. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

**	Long-term investments

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

October 31, 2007

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.0%
Financials – 23.4%
Capital Markets – 3.2%
Bank of New York Mellon Corp.	741,946	$36,244,062
Franklin Resources, Inc.	212,600	27,569,968
Janus Capital Group, Inc.	236,800	8,171,968
Lehman Brothers Holdings, Inc.(a)	459,500	29,104,730
Northern Trust Corp.	435,100	32,723,871

		133,814,599

Commercial Banks – 1.6%
Wells Fargo & Co.	1,926,400	65,516,864

Diversified Financial Services – 6.8%
Bank of America Corp.	1,410,500	68,098,940
Citigroup, Inc.	1,881,900	78,851,610
JPMorgan Chase & Co.	2,946,500	138,485,500

		285,436,050

Insurance – 10.2%
ACE Ltd.	1,740,300	105,479,583
American International Group, Inc.	2,341,300	147,782,856
Axis Capital Holdings Ltd.	2,864,000	113,815,360
Loews Corp.	714,800	35,089,532
Willis Group Holdings Ltd.	520,700	22,041,231

		424,208,562

Thrifts & Mortgage Finance – 1.6%
Federal National Mortgage Association	1,159,000	66,109,360

		975,085,435

Health Care – 17.4%
Health Care Equipment & Supplies – 1.2%
Becton Dickinson & Co.	603,300	50,351,418

Health Care Providers & Services – 8.5%
Aetna, Inc.	1,030,900	57,905,653
Laboratory Corp. of America Holdings(a)(b)	559,800	38,486,250
UnitedHealth Group, Inc.	2,537,700	124,727,955
WellPoint, Inc.(b)	1,700,000	134,691,000

		355,810,858

Pharmaceuticals – 7.7%
Eli Lilly & Co.	1,394,700	75,523,005
Forest Laboratories, Inc.(b)	284,200	11,103,694
Merck & Co., Inc.	1,027,900	59,885,454
Pfizer, Inc.	1,563,700	38,482,657
Schering-Plough Corp.	1,683,500	51,380,420
Wyeth	1,722,700	83,774,901

		320,150,131

		726,312,407

Information Technology – 13.2%
Communications Equipment – 2.2%
Cisco Systems, Inc.(b)	1,735,000	57,359,100
Qualcomm, Inc.	800,100	34,188,273

		91,547,373

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

Computers & Peripherals – 4.4%
International Business Machines Corp.(a)	255,800	$29,703,496
Sun Microsystems, Inc.(a)(b)	26,903,700	153,620,127

		183,323,623

IT Services – 2.0%
Accenture Ltd.-Class A	1,859,800	72,625,190
Fiserv, Inc.(b)	183,800	10,182,520

		82,807,710

Semiconductors & Semiconductor Equipment – 2.2%
Integrated Device Technology, Inc.(b)	1,818,700	24,425,141
Intel Corp.	1,253,400	33,716,460
International Rectifier Corp.(b)	602,100	20,098,098
Lam Research Corp.(b)	279,000	14,005,800

		92,245,499

Software – 2.4%
Microsoft Corp.(a)	2,152,700	79,240,887
Oracle Corp.(b)	842,100	18,669,357

		97,910,244

		547,834,449

Consumer Staples – 12.4%
Beverages – 0.8%
PepsiCo, Inc.	469,000	34,574,680

Food & Staples Retailing – 3.3%
Safeway, Inc.	2,477,000	84,218,000
Walgreen Co.(a)	1,353,700	53,674,205

		137,892,205

Food Products – 1.0%
Campbell Soup Co.	933,000	34,502,340
HJ Heinz Co.	136,300	6,376,114

		40,878,454

Household Products – 1.7%
Procter & Gamble Co.	1,026,600	71,369,232

Tobacco – 5.6%
Altria Group, Inc.	2,191,000	159,789,630
Loews Corp. - Carolina Group	844,000	72,398,320

		232,187,950

		516,902,521

Industrials – 10.3%
Aerospace & Defense – 3.7%
Honeywell International, Inc.	676,600	40,873,406
Lockheed Martin Corp.	312,680	34,407,307
United Technologies Corp.	999,100	76,521,069

		151,801,782

Electrical Equipment – 3.7%
Emerson Electric Co.	2,942,500	153,804,475

10	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Industrial Conglomerates – 2.5%
3M Co.	94,500	$8,161,020
General Electric Co.(a)	2,331,600	95,968,656

		104,129,676

Machinery – 0.4%
ITT Corp.	261,200	17,479,504

		427,215,437

Energy – 9.2%
Energy Equipment & Services – 0.7%
Nabors Industries Ltd.(b)	425,000	11,934,000
Schlumberger, Ltd.	159,500	15,402,915

		27,336,915

Oil, Gas & Consumable Fuels – 8.5%
Chevron Corp.	722,600	66,125,126
ConocoPhillips	649,800	55,207,008
Exxon Mobil Corp.	1,030,800	94,823,292
Marathon Oil Corp.	602,500	35,625,825
Noble Energy, Inc.	469,800	35,958,492
Total SA (ADR)(a)	825,500	66,543,555

		354,283,298

		381,620,213

Telecommunication Services – 5.1%
Diversified Telecommunication Services – 5.1%
AT&T, Inc.	2,356,000	98,457,240
CenturyTel, Inc.	1,146,300	50,494,515
Verizon Communications, Inc.	1,340,600	61,761,442

		210,713,197

Consumer Discretionary – 4.7%
Hotels, Restaurants & Leisure – 0.6%
McDonald’s Corp.(a)	373,100	22,274,070
Wyndham Worldwide Corp.	61,300	2,012,479

		24,286,549

Media – 3.0%
Comcast Corp.-Class A(b)	800,000	16,840,000
News Corp.-Class A	1,220,800	26,454,736
Omnicom Group, Inc.	349,300	17,807,314
Time Warner, Inc.	3,500,000	63,910,000

		125,012,050

Multiline Retail – 1.1%
Kohl’s Corp.(b)	848,300	46,631,051

		195,929,650

Materials – 1.7%
Chemicals – 1.7%
Air Products & Chemicals, Inc.	652,000	63,798,200
Dow Chemical Co.	148,600	6,692,944

		70,491,144

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 1.6%
Independent Power Producers & Energy Traders – 0.5%
The AES Corp.(a)(b)	940,300	$20,131,823

Multi-Utilities – 1.1%
PG&E Corp.	681,800	33,360,474
Sempra Energy	200,000	12,302,000

		45,662,474

		65,794,297

Total Common Stocks (cost $3,327,425,609)		4,117,898,750

SHORT-TERM INVESTMENTS – 1.6%
Investment Companies – 1.6%
AllianceBernstein Fixed-Income Shares, Inc. - Government STIF Portfolio(c) (cost $66,978,089)	66,978,089	66,978,089

Total Investments Before Security Lending Collateral – 100.6% (cost $3,394,403,698)		4,184,876,839

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 4.6%
Short-Terms – 4.6%
UBS Private Money Market Fund, LLC (cost $188,335,838)	188,335,838	188,335,838

Total Investments – 105.2% (cost $3,582,739,536)		4,373,212,677
Other assets less liabilities – (5.2)%		(214,374,613)

Net Assets – 100.0%		$4,158,838,064

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

12	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2007

Assets
Investments in securities, at value Unaffiliated issuers (cost $3,515,761,447 – including investment of cash collateral for securities loaned of $188,335,838)	$4,306,234,588	(a)
Affiliated issuers (cost $66,978,089)	66,978,089
Receivable for investment securities sold	81,164,789
Receivable for capital stock sold	23,914,966
Dividends and interest receivable	4,111,098

Total assets	4,482,403,530

Liabilities
Payable for collateral on securities loaned	188,335,838
Payable for investment securities purchased	93,738,110
Payable for capital stock redeemed	36,867,101
Distribution fee payable	1,900,464
Advisory fee payable	1,820,980
Transfer Agent fee payable	312,946
Administrative fee payable	22,191
Accrued expenses	567,836

Total liabilities	323,565,466

Net Assets	$4,158,838,064

Composition of Net Assets
Capital stock, at par	$8,695,222
Additional paid-in capital	3,002,640,376
Undistributed net investment income	32,947,266
Accumulated net realized gain on investment transactions	324,082,059
Net unrealized appreciation of investments	790,473,141

	$4,158,838,064

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$2,470,801,328	512,589,401	$4.82	*

B	$966,407,572	205,217,034	$4.71

C	$532,597,465	112,722,755	$4.72

Advisor	$178,668,913	36,835,828	$4.85

R	$2,696,439	565,742	$4.77

K	$6,704,618	1,392,194	$4.82

I	$961,729	199,225	$4.83

*	The maximum offering price per share for Class A shares was $5.03 which reflects a sales charge of 4.25%.

(a)	Includes securities on loan with a value of $173,485,234 (see Note E).

See notes to financial statements.

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	13

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2007

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $42,532)	$85,057,892
Affiliated issuers	3,916,208
Interest	2,137,330	$91,111,430

Expenses
Advisory fee (see Note B)	22,346,737
Distribution fee—Class A	6,842,388
Distribution fee—Class B	12,009,449
Distribution fee—Class C	5,618,078
Distribution fee—Class R	19,506
Distribution fee—Class K	4,985
Transfer agency—Class A	3,729,071
Transfer agency—Class B	2,340,139
Transfer agency—Class C	942,327
Transfer agency—Advisor Class	310,074
Transfer agency—Class R	9,906
Transfer agency—Class K	1,995
Transfer agency—Class I	894
Custodian	462,198
Registration fees	126,120
Administrative	80,981
Audit	45,001
Directors’ fees	41,382
Legal	6,777
Miscellaneous	106,311

Total expenses	55,044,319
Less: expense offset arrangement (see Note B)	(383,293)

Net expenses		54,661,026

Net investment income		36,450,404

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions		547,734,855
Net change in unrealized appreciation/depreciation of investments		(79,424,556)

Net gain on investment transactions		468,310,299

Contribution from Adviser		36,006,972

Net Increase in Net Assets from Operations		$540,767,675

See	notes to financial statements.

14	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2007	Year Ended October 31, 2006

Increase (Decrease) in Net Assets from Operations
Net investment income	$36,450,404	$33,184,771
Net realized gain on investment transactions	547,734,855	281,003,270
Net change in unrealized appreciation/depreciation of investments	(79,424,556)	407,228,953
Contribution from Adviser	36,006,972	– 0	–

Net increase in net assets from operations	540,767,675	721,416,994
Dividends to Shareholders from Net investment income

Class A	(27,503,944)	(20,532,682)
Class B	(3,738,628)	(5,889,478)
Class C	(1,600,243)	(2,296,026)
Advisor Class	(2,800,620)	(3,827,969)
Class R	(45,093)	(21,113)
Class K	(10,196)	(93)
Class I	(13,131)	(119)

Capital Stock Transactions
Net decrease	(891,015,137)	(1,488,727,157)

Capital Contributions
Proceeds from third party regulatory settlement (see Note F)	111,119	– 0	–

Total decrease	(385,848,198)	(799,877,643)
Net Assets
Beginning of period	4,544,686,262	5,344,563,905

End of period (including undistributed net investment income of $32,947,266 and $32,206,639, respectively)	$4,158,838,064	$4,544,686,262

See notes to financial statements.

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	15

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2007

NOTE A

Significant Accounting Policies

AllianceBernstein Growth and Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued

16	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Notes to Financial Statements

using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	17

Notes to Financial Statements

4. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

During the year ended October 31, 2007, and in response to the Independent Director’s request, the Adviser made a payment of $36,006,972 to the Fund in connection with an error made by the Adviser in processing a claim for class action settlement proceeds on behalf of the Fund.

Pursuant to the Advisory agreement, the Fund paid $80,981 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended October 31, 2007.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $3,610,661 for the year ended October 31, 2007.

For the year ended October 31, 2007, the Fund’s expenses were reduced by $383,293 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The

18	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Notes to Financial Statements

Distributor has advised the Fund that it has retained front-end sales charge of $38,576 from the sale of Class A shares and received $44,783, $379,244 and $19,187 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2007.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Prime STIF Portfolio and the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (collectively, the “STIF Portfolios”), open-end management investment companies managed by the Adviser. The STIF Portfolios are offered as cash management options to mutual funds, trusts, and other accounts managed by the Adviser, and are not available for direct purchase by members of the public. The STIF Portfolios pay no investment management fees.

Brokerage commissions paid on investment transactions for the year ended October 31, 2007 amounted to $4,002,705, of which $166,493 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. During the fiscal year, with respect to Class A shares, payments to the Distributor were limited to .28% of the average net assets attributable to Class A shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $27,947,512, $10,002,819, $78,815 and $18,731 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	19

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2007 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$2,542,110,261	$3,240,338,529
U.S. government securities	–0–	–0–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$3,593,078,125

Gross unrealized appreciation	$823,482,016
Gross unrealized depreciation	(43,347,464)

Net unrealized appreciation	$780,134,552

1. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of

20	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Notes to Financial Statements

the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. For the year ended October 31, 2007, the Fund had no transactions in written options.

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with UBS Securities LLC (the “Lending Agent”). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Under the terms of the securities lending agreement, security voting rights pass to the borrower, although the Fund can at will terminate a loan and regain the right to vote. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent may invest the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower’s failure to return a loaned security when due. As of October 31, 2007, the Fund had loaned securities with a value of $173,485,234 and received cash collateral which was invested in a money market fund valued at $188,335,838 as included in the accompanying portfolio of investments. For the year ended October 31, 2007, the Fund earned fee income of $142,892 which is included in interest income in the accompanying statement of operations.

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	21

Notes to Financial Statements

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2007	Year Ended October 31, 2006

Class A
Shares sold	42,680,692	62,420,497	$194,897,644	$247,584,621

Shares issued in reinvestment of dividends	5,478,467	4,536,622	24,269,726	17,647,519

Shares converted from Class B	55,864,119	29,792,828	258,902,816	118,991,430

Shares redeemed	(151,261,921)	(221,213,693)	(695,734,853)	(876,908,426)

Net decrease	(47,238,643)	(124,463,746)	$(217,664,667)	$(492,684,856)

Class B
Shares sold	6,169,628	9,670,830	$27,669,455	$37,517,469

Shares issued in reinvestment of dividends	785,487	1,256,304	3,424,742	4,811,657

Shares converted to Class A	(56,915,592)	(30,420,875)	(258,902,816)	(118,991,430)

Shares redeemed	(67,382,518)	(130,901,671)	(303,052,049)	(508,136,041)

Net decrease	(117,342,995)	(150,395,412)	$(530,860,668)	$(584,798,345)

Class C
Shares sold	3,864,644	5,143,864	$17,403,153	$20,150,155

Shares issued in reinvestment of dividends	329,340	421,178	1,439,218	1,617,324

Shares redeemed	(27,959,903)	(53,318,562)	(126,481,503)	(207,301,102)

Net decrease	(23,765,919)	(47,753,520)	$(107,639,132)	$(185,533,623)

Advisor Class
Shares sold	8,735,244	9,819,726	$39,946,642	$38,931,339

Shares issued in reinvestment of dividends	600,460	472,693	2,672,048	1,843,503

Shares redeemed	(17,883,949)	(67,837,134)	(82,876,191)	(268,786,024)

Net decrease	(8,548,245)	(57,544,715)	$(40,257,501)	$(228,011,182)

22	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Notes to Financial Statements

	Shares		Amount
	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2007	Year Ended October 31, 2006

Class R
Shares sold	278,325	497,779	$1,265,329	$1,984,513

Shares issued in reinvestment of dividends	10,272	5,453	45,093	21,104

Shares redeemed	(584,203)	(78,357)	(2,688,701)	(306,881)

Net increase (decrease)	(295,606)	424,875	$(1,378,279)	$1,698,736

Class K
Shares sold	1,400,058	21,020	$6,639,120	$87,240

Shares issued in reinvestment of dividends	2,271	0	10,016	0

Shares redeemed	(33,812)	0	(158,227)	0

Net increase	1,368,517	21,020	$6,490,909	$87,240

Class I
Shares sold	76,585	140,031	$341,177	$553,407

Shares issued in reinvestment of dividends	2,971	0	13,131	0

Shares redeemed	(13,404)	(9,596)	(60,107)	(38,534)

Net increase	66,152	130,435	$294,201	$514,873

During the period, the Fund received $111,119 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk — Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	23

Notes to Financial Statements

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2007.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2007 and October 31, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$35,711,855	$32,567,480

Total taxable distributions	$35,711,855	$32,567,480

As of October 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$32,947,267
Undistributed long term capital gains	334,420,649	(a)
Unrealized appreciation/(depreciation)	780,134,550	(b)

Total accumulated earnings/(deficit)	$1,147,502,466

(a)	During the fiscal year, the Fund utilized capital loss carryforward of $209,013,993.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE J

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and

24	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Notes to Financial Statements

15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 14, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	25

Notes to Financial Statements

NOTE K

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

26	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended October 31,
	2007		2006		2005		2004		2003

Net asset value, beginning of period	$ 4.31		$ 3.73		$ 3.48		$ 3.15		$ 2.60

Income From Investment Operations
Net investment income(a)	.05		.04		.04		.03	(b)	.03
Net realized and unrealized gain on investment transactions	.47		.57		.23		.34		.56
Contribution from adviser	.04		– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.56		.61		.27		.37		.59

Less: Dividends and Distributions
Dividends from net investment income	(.05)		(.03)		(.02)		(.03)		(.02)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.01)		– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.02)

Total dividends and distributions	(.05)		(.03)		(.02)		(.04)		(.04)

Net asset value, end of period	$ 4.82		$ 4.31		$ 3.73		$ 3.48		$ 3.15

Total Return
Total investment return based on net asset value(c)	13.10	%*	16.47%		7.77%		11.77%		22.89%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,470,801		$2,411,515		$2,553,632		$2,893,373		$3,003,001
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.95	%(d)	1.00	%(d)	1.06%		1.02%		1.22%
Expenses, before waivers/reimbursements	.95	%(d)	1.00	%(d)	1.06%		1.13%		1.22%
Net investment income	1.11	%(d)	.99	%(d)	1.19%		.85	%(b)	.94%
Portfolio turnover rate	59%		56%		63%		48%		43%

See footnote summary on page 33.

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	27

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended October 31,
	2007		2006		2005		2004		2003

Net asset value, beginning of period	$ 4.21		$ 3.65		$ 3.42		$ 3.11		$ 2.56

Income From Investment Operations
Net investment income(a)	.02		.01		.02		0	(b)(e)	.01
Net realized and unrealized gain on investment transactions	.45		.56		.22		.33		.56
Contribution from adviser	.04		– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.51		.57		.24		.33		.57

Less: Dividends and Distributions
Dividends from net investment income	(.01)		(.01)		(.01)		(.01)		(.01)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.01)		– 0	–

Total dividends and distributions	(.01)		(.01)		(.01)		(.02)		(.02)

Net asset value, end of period	$ 4.71		$ 4.21		$ 3.65		$ 3.42		$ 3.11

Total Return
Total investment return based on net asset value(c)	12.18	%*	15.73%		6.96%		10.49%		22.19%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$966,408		$1,356,534		$1,728,375		$2,218,606		$2,555,235
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.71	%(d)	1.76	%(d)	1.80%		1.77%		1.97%
Expenses, before waivers/reimbursements	1.71	%(d)	1.76	%(d)	1.80%		1.88%		1.97%
Net investment income	.37	%(d)	.24	%(d)	.47%		.10	%(b)	.19%
Portfolio turnover rate	59%		56%		63%		48%		43%

See footnote summary on page 33.

28	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended October 31,
	2007		2006		2005		2004		2003

Net asset value, beginning of period	$ 4.22		$ 3.66		$ 3.43		$ 3.11		$ 2.57

Income From Investment Operations
Net investment income(a)	.02		.01		.02		– 0	–(b)(e)	.01
Net realized and unrealized gain on investment transactions	.45		.56		.22		.34		.55
Contribution from adviser	.04		– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.51		.57		.24		.34		.56

Less: Dividends and Distributions
Dividends from net investment income	(.01)		(.01)		(.01)		(.01)		(.01)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.01)		– 0	–

Total dividends and distributions	(.01)		(.01)		(.01)		(.02)		(.02)

Net asset value, end of period	$ 4.72		$ 4.22		$ 3.66		$ 3.43		$ 3.11

Total Return
Total investment return based on net asset value(c)	12.16	%*	15.69%		6.94%		10.82%		21.71%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$532,597		$575,678		$675,089		$835,755		$975,038
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.69	%(d)	1.74	%(d)	1.79%		1.75%		1.95%
Expenses, before waivers/reimbursements	1.69	%(d)	1.74	%(d)	1.79%		1.86%		1.95%
Net investment income	.38	%(d)	.26	%(d)	.48%		.12	%(b)	.21%
Portfolio turnover rate	59%		56%		63%		48%		43%

See footnote summary on page 33

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	29

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended October 31,
	2007		2006		2005		2004		2003

Net asset value, beginning of period	$ 4.33		$ 3.75		$ 3.49		$ 3.16		$ 2.61

Income From Investment Operations
Net investment income(a)	.06		.05		.06		.04	(b)	.04
Net realized and unrealized gain on investment transactions	.48		.57		.22		.34		.56
Contribution from adviser	.04		– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.58		.62		.28		.38		.60

Less: Dividends and Distributions
Dividends from net investment income	(.06)		(.04)		(.02)		(.04)		(.03)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.02)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.01)		– 0	–

Total dividends and distributions	(.06)		(.04)		(.02)		(.05)		(.05)

Net asset value, end of period	$ 4.85		$ 4.33		$ 3.75		$ 3.49		$ 3.16

Total Return
Total investment return based on net asset value(c)	13.54	%*	16.59%		8.15%		12.00%		23.15%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$178,669		$196,601		$385,823		$1,067,879		$994,254
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.67	%(d)	.74	%(d)	.75%		.73%		.94%
Expenses, before waivers/reimbursements	.67	%(d)	.74	%(d)	.75%		.84%		.94%
Net investment income	1.39	%(d)	1.28	%(d)	1.53%		1.13	%(b)	1.22%
Portfolio turnover rate	59%		56%		63%		48%		43%

See footnote summary on page 33.

30	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended October 31,						November 3, 2003(f) to October 31, 2004
	2007		2006		2005

Net asset value, beginning of period	$ 4.27		$ 3.72		$ 3.48		$ 3.17

Income From Investment Operations
Net investment income(a)	.04		.03		.01		.02	(b)
Net realized and unrealized gain on investment transactions	.47		.56		.25		.32
Contribution from adviser	.04		– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.55		.59		.26		.34

Less: Dividends and Distributions
Dividends from net investment income	(.05)		(.04)		(.02)		(.02)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.05)		(.04)		(.02)		(.03)

Net asset value, end of period	$ 4.77		$ 4.27		$ 3.72		$ 3.48

Total Return
Total investment return based on net asset value(c)	12.98	%*	16.03%		7.36%		10.81%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,696		$3,682		$1,625		$147
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.27	%(d)	1.29	%(d)	1.42%		1.16	%(g)
Expenses, before waivers/reimbursements	1.27	%(d)	1.29	%(d)	1.42%		1.27	%(g)
Net investment income	.80	%(d)	.68	%(d)	.56%		.67	%(b)(g)
Portfolio turnover rate	59%		56%		63%		48%

See footnote summary on page 33.

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended October 31,				March 1, 2005(f) to October 31,
	2007		2006		2005

Net asset value, beginning of period	$ 4.31		$ 3.74		$ 3.79

Income From Investment Operations
Net investment income(a)	.04		.04		.03
Net realized and unrealized gain (loss) on investment transactions	.50		.57		(.07)
Contribution from adviser	.04		– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.58		.61		(.04)

Less: Dividends
Dividends from net investment income	(.07)		(.04)		(.01)

Net asset value, end of period	$ 4.82		$ 4.31		$ 3.74

Total Return
Total investment return based on net asset value(c)	13.56	%*	16.28%		(1.02)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 6,705		$ 102		$ 10
Ratio to average net assets of:
Expenses	.88	%(d)	.96	%(d)	1.03	%(g)
Net investment income	.91	%(d)	1.02	%(d)	.79	%(g)
Portfolio turnover rate	59%		56%		63%

See footnote summary on page 33.

32	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended October 31,				March 1, 2005(f) to October 31,
	2007		2006		2005

Net asset value, beginning of period	$ 4.32		$ 3.74		$ 3.79

Income From Investment Operations
Net investment income(a)	.06		.05		.04
Net realized and unrealized gain (loss) on investment transactions	.48		.58		(.08)
Contribution from adviser	.04		– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.58		.63		(.04)

Less: Dividends
Dividends from net investment income	(.07)		(.05)		(.01)

Net asset value, end of period	$ 4.83		$ 4.32		$ 3.74

Total Return
Total investment return based on net asset value(c)	13.58	%*	16.84%		(.97)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$962		$574		$10
Ratio to average net assets of:
Expenses	.62	%(d)	.67	%(d)	.74	%(g)
Net investment income	1.41	%(d)	1.27	%(d)	1.08	%(g)
Portfolio turnover rate	59%		56%		63%

(a)	Based on average shares outstanding

(b)	Net of expenses waived by the Adviser and the Transfer Agent.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

(e)	Amount is less than $.005.

(f)	Commencement of distributions.

(g)	Annualized.

*	Includes the impact of proceeds received and credited to the Fund resulting from the Dynergy class action settlement, which enhanced the performance of each share class for the year ended October 31, 2007 by 0.78%.

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	33

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders

AllianceBernstein Growth and Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Growth and Income Fund, Inc. as of October 31, 2007, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the presented years and periods ended prior to November 1, 2005 were audited by other independent registered public accountants whose report thereon, dated December 21, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Growth and Income Fund, Inc. as of October 31, 2007, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 20, 2007

34	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For the fiscal year ended October 31, 2007, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 100% of its dividends paid during its fiscal year as qualified dividend income, which is taxed at a maximum rate of 15%. In addition, the Fund designates 100% of its dividends paid during the fiscal year as qualifying for the dividends paid deduction for corporate shareholders. The Fund also designates 2.23% of its dividends paid during the fiscal year as qualified interest income for foreign shareholders only. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2007. Complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV.

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	35

Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman	D. James Guzy(1)
Marc O. Mayer, President and Chief Executive Officer	Nancy P. Jacklin(1) Marshall C. Turner, Jr.(1)
David H. Dievler(1)	Earl D. Weiner(1)
John H. Dobkin(1)
Michael J. Downey(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Frank V. Caruso(2), Senior Vice President Paul C. Rissman, Senior Vice President	Craig Ayers, Vice President Aryeh Glatter, Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Vincent S. Noto, Controller

Custodian

State Street Bank and Trust

Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue,
23rd Floor

New York, NY 10154

1	Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee.

2	The day-to-day management of and investment decisions for the Fund’s portfolio are made by the Relative Value Investment Team. Mr. Caruso is the investment professional with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

36	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Chairman of the Board William H. Foulk, Jr., #, *** 75 (1992)	Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2002. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	108	None

David H. Dievler, # 78 (1987)	Independent Consultant. Until December 1994, he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.”) (formerly, Alliance Capital Management Corporation) responsible for mutual fund administration. Prior to joining AB Corp. in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was a Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953.	107	None

John H. Dobkin, # 65 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design and during 1988-1992, he was Director and Chairman of the Audit Committee of AB Corp.	106	None

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	37

Management of the Fund

NAME, ADDRESS,* AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 63 (2005)	Consultant since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	106	Asia Pacific Fund, Inc., The Merger Fund, and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 71 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers, Inc., with which he has been associated since prior to 2002. He is also President of the Arbor Company (private family investments).	106	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 59 (2006)	Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	106	None

38	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Management of the Fund

NAME, ADDRESS,* AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 66 (2005)	Consultant. Formerly, President and CEO, Toppan Photomasks, Inc. (semi-conductor manufacturing services), 2005-2006, and Chairman and CEO from 2003 until 2005, when the company was acquired and renamed from Dupont Photomasks, Inc. Principal, Turner Venture Associates (venture capital and consulting) 1993-2003.	106	Xilinx, Inc. (semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor substrates)

Earl D. Weiner, # 68 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; member of Advisory Board of Sustainable Forestry Management Limited.	106	None

INTERESTED DIRECTOR
Marc O. Mayer, + 1345 Avenue of the Americas New York, NY 10105 50 (2003)	Executive Vice President of AllianceBernstein L.P. since 2001, and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto, he was head of AllianceBernstein Institutional Investments, a unit of the Adviser from 2001-2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co., LLC) (“SCB & Co.”) and its predecessor since prior to 2002.	106	SCB Partners Inc. and SCB Inc.

*	The address for each of the Fund’s disinterested Directors is AllianceBernstein L.P., c/o Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+	Mr. Mayer is an “interested person”, as defined in the 1940 Act, due to his position as Executive Vice President of AllianceBernstein L.P.

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	39

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marc O. Mayer 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he had been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers L.P. since prior to 2002 until March 2003.

Frank V. Caruso 51	Senior Vice President	Senior Vice President of AllianceBernstein L.P.**, with which he has been associated since prior to 2002.

Paul C. Rissman 51	Senior Vice President	Executive Vice President of AllianceBernstein L.P.**, with which he has been associated since prior to 2002.

Craig Ayers 37	Vice President	Senior Vice President of AllianceBernstein L.P.**, with which he has been associated since prior to 2002.

Aryeh Glatter 40	Vice President	Senior Vice President of AllianceBernstein L.P.**, with which he has been associated since prior to 2002.

Emilie D. Wrapp 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2002.

Joseph J. Mantineo 48	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2002.

Vincent S. Noto 43	Controller	Vice President of ABIS**, with which he has been associated since prior to 2002.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	AllianceBernstein L.P., ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein L.P. at (800) 227-4618 for a free prospectus or SAI.

40	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Growth & Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on May 1-3, 2007.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement wherein the Senior Officer concluded that the contractual fees for the Fund were reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	41

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rates stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2005 and 2006 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly

42	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares, transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information prepared by Lipper showing the comparative performance of the Class A Shares of the Fund as compared to a group of funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to the Russell 1000 Value Index (the “Index”), in each case for periods ended December 31, 2006 over the 1-, 3-, 5- and 10-year periods. The directors noted that in the Performance Group comparison the Fund was in the 3rd quintile in the 1-year period, 5th quintile in the 3- and 5-year periods and 2nd quintile in the 10-year period and in the Performance Universe comparison the Fund was in the 4th quintile in the 1- and 3-year periods, 5th quintile in the 5-year period and 2nd quintile in the 10-year period, and that the Fund underperformed the Index in all periods reviewed. Based on their review and their discussion of the reasons for the Fund’s performance with the Adviser, the directors retained confidence in the Adviser’s ability to advise the Fund and concluded that the Fund’s investment performance was understandable. The directors informed the Adviser that they planned to continue to closely monitor the Fund’s performance.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Fund. For this purpose, they reviewed information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have a substantially similar investment style as the Fund. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Fund had breakpoints at lower asset levels than those in the fee schedule applicable to the Fund and that

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	43

the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate that would be lower than that in the Fund’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Fund pays a higher fee rate than certain registered investment companies with a similar investment style as the Fund that are sub-advised by the Adviser. The directors also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a substantially similar investment style as the Fund for the same fee schedule as the Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients and sub-advised funds. The Adviser also noted that since mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Fund’s at approximate current size contractual effective advisory fee rate of 50.4 basis points, plus the less than 1 basis point impact of the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement, was lower than the Expense Group median. The directors noted that the Fund’s total expense ratio was lower than the Expense Group and Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors noted that the net assets of the Fund were in excess of the first breakpoint in the fee schedule in the Advisory Agreement and that accordingly the Fund’s current

44	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

effective advisory fee rate reflected a reduction due to the effect of the breakpoint and would be further reduced to the extent the net assets of the Fund increase further. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements result in a sharing of economies of scale by the Adviser.

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	45

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Growth & Income Fund, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Directors on May 1-3, 2007.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

46	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/07 ($MIL)	Fund
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$4,435.6	Growth & Income Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $90,000 (0.002% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios, for the Fund’s most recently completed fiscal year:

Fund	Total Expense Ratio		Fiscal Year
Growth & Income Fund, Inc.	Class A Class B Class C Class R Class K Class I Adv. Class	1.00% 1.76% 1.74% 1.29% 0.96% 0.67% 0.74%	October 31

I.  ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	47

more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein institutional fee schedule been applicable to the Fund versus the Fund’s advisory fees based on February 28, 2007 net assets:

Fund	Net Assets 02/28/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Growth & Income Fund, Inc.	$4,435.6	Relative Value 65 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum Account Size: $10m	0.256%	0.506%

The AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers investors the option to invest in a portfolio with a substantially similar investment style as the Fund. The

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

48	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

following table shows the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.5

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee
Growth & Income Fund, Inc.	Growth & Income Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.506%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for American Value Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Fund:

Fund	Fee
American Value Portfolio
Class A6	1.50%
Class I (Institutional)	0.70%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for each of these sub-advisory relationships:

Fund	Sub-advised Fund	Fee Schedule
Growth & Income Fund, Inc.	Client #1	0.30% on 1st $1 billion 0.25% on next $500 million 0.20% thereafter

	Client #2[7]	0.30%

	Client #3[7]	0.60% on 1st $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser. In addition, to the extent that certain of these

5	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

6	Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services.

7	This is the fee schedule of a fund managed by an affiliate of the Adviser.

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	49

sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)8 at the approximate current asset level of the Fund.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee[10]	Lipper Group Median	Rank
Growth & Income Fund, Inc.	0.504	0.543	6/15

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU11 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

8	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

10	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

50	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Fund	Expense Ratio (%)[12]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Growth & Income Fund, Inc.	1.004	1.038	6/15	1.182	21/92

Based on this analysis, the Fund has equally favorable rankings on a management fee basis and on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”), and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees,

12	Most recently completed fiscal year end Class A total expense ratio.

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	51

to firms that sell shares of the Fund. In 2006, ABI paid approximately 0.044% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments). For 2007, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20 million.13 During the Fund’s most recently completed fiscal year, ABI received from the Fund $38,638, $28,507,695 and $877,585 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the Fund’s most recently completed fiscal year, ABIS received $4,512,426 in fees from the Fund.14

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Fund. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the

13	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

14	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $265,630 under the offset agreement between the Fund and ABIS.

52	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5, and 10 year performance rankings of the Fund15 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)16 for the periods ended December 31, 2006.17

Growth & Income Fund, Inc.	Fund Return	PG Median	PU Median	PG Rank	PU Rank
1 year	16.93	17.63	17.99	9/15	66/104
3 year	10.74	12.41	12.26	13/15	75/96
5 year	5.61	8.37	7.62	15/15	71/76
10 year	9.76	9.03	8.48	4/14	11/41

15	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

16	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.

17	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	53

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)18 versus its benchmark.19 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.20

	Periods Ending December 31, 2006 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Growth & Income Fund, Inc.	16.93	10.74	5.61	9.76	10.6	16.08	0.43	10
Russell 1000 Value Index	22.25	15.09	10.86	11.00	N/A	14.21	0.54	10
Inception Date: July 1, 1932

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

18	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

19	The Adviser provided Fund and benchmark performance return information for periods through December 31, 2006. It should be noted that the “since inception” performance returns of the Fund’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Fund’s since inception return goes back to the Fund’s actual inception date.

20	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

54	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

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Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
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2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to January 26, 2007, AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II and AllianceBernstein Income Fund was named ACM Income Fund. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund. Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	55

AllianceBernstein Family of Funds

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56	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

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ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	57

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58	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

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ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	59

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60	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

ALLIANCEBERNSTEIN GROWTH & INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GI-0151-1007

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm KPMG for the fund’s last two fiscal years, (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Growth & Income	2006	$32,500	$—	$9,250
	2007	$35,000	$—	$13,350

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Growth & Income	2006	$125,970	$9,250
			$—
			$(9,250)
	2007	$433,124	$13,350
			$—
			$(13,350)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Growth and Income Fund, Inc.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	December 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	December 27, 2007

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	December 27, 2007